General DataComm Industries, Inc.
                           Consolidated Balance Sheet (1)
                                   March 31, 2002

       In thousands

                                                               March 31, 2002
                                                              -----------------
       ASSETS:
       Current Assets:
             Cash and cash equivalents                                  $2,490
             Accounts receivable                                         2,865
             Receivable from sale of divisions
                 Due from sale of divisions                                800
                 Notes receivable                                        1,000
             Inventories                                                 5,860
             Deferred income taxes                                         307
             Other current assets                                          854
             Net assets of discontinued operations                       1,068
                                                                   ------------
                                                                        15,244

        Property, plant and equipment, net                                 841
        Land and buildings held for sale                                 9,935
        Capitalized software development costs, net                          0
        Other assets                                                         0
        Net assets of discontinued operations                              515
                                                                   ------------

                                               Total Assets            $26,535
                                                                   ============


       LIABILITIES AND STOCKHOLDERS' EQUITY:
       Current liabilities:
             Revolving credit loan                                         $78
             Notes payable                                              30,657
             Mortgages payable on buildings held for sale                9,114
             Accounts payable, trade                                    22,207
             Accrued payroll and payroll-related costs                   3,073
             Deferred income                                                 0
             Accrued expenses and other current liab.                   21,235
                                                                   ------------
                                                                        86,364

       7 3/4% Convertible debentures                                     3,000
       Other long-term debt                                                  0
       Deferred income taxes                                               448
       Other liabilities                                                   881
                                                                   ------------
                                          Total Liabilities             90,693

       Redeemable 5% Preferred Stock                                     3,043

       Stockholders' equity:
             Preferred stock                                               788
             Common stock                                                3,328
             Paid-in-capital                                           191,313
             Accumulated deficit                                      (261,191)
             Foreign currency translation adjustment                         0
              Less: Treasury stock                                      (1,439)
                                                                   ------------
                                                                       (67,201)
                                                                   ------------

                 Total Liabilities and Stockholders' Equity            $26,535
                                                                   ============
(1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

                         General DataComm Industries, Inc.
                             Statement Of Operations(1)
                       One Fiscal Month Ended March 31, 2002



                                                             Fiscal March 2002
                                                               ($ in 000's)
                                                             ----------------

Sales                                                            $2,117
Cost of sales                                                     1,113
                                                             ----------------

Gross Margin                                                      1,004

Operating Expenses:
      SG & A                                                        908
      R & D                                                         324

                                                             ----------------
                                                                  1,232

Restructuring of operations
      and other charges                                               -

                                                             ----------------

Operating income (loss)                                            (228)

Other Income/(Expense):
      Interest expense, net                                        (498)
      Gain (loss) on sale of divisions                               -
      Other, net                                                    (11)

                                                             ----------------
                                                                   (509)

Income(loss) from continuing operations,
   before income taxes                                             (737)
Income tax provision                                                 13
                                                             ----------------
Net income(loss) from continuing operations                        (750)

Discontinued Operations:
      Income (loss) from discontinued
         operations, net of income taxes                              -

      Gain on sale of discontinued operations,
         net of income taxes                                         29

                                                             ----------------

Net income (loss)                                                 ($721)
                                                             ================

(1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

                       General DataComm Industries, Inc.
                      Consolidated Statement Of Cash Flows
                         One Month Ended March 31, 2002
                                 (Unaudited) (1)


                                                  Increase (Decrease) in Cash
In thousands                                          and Cash Equivalents
------------------------------------------------------------------------------
 Cash flows from operating activities:
   Net loss                                                        ($721)
   Adjustments to reconcile net loss to net cash
    used in operating activities:
       Depreciation and amortization                                 101
       Changes in:
         Accounts receivable                                         157
         Inventories                                                  15
         Accounts payable and accrued expenses                       566
         Other net current assets                                    840
         Other net long-term assets                                   90
-------------------------------------------------------------------------------
Net cash provided by operating activities                          1,048
-------------------------------------------------------------------------------
Cash flows from investing activities:
  Acquisition of property, plant and equipment, net                    0
-------------------------------------------------------------------------------
Net cash used in investing activities                                  0
-------------------------------------------------------------------------------
Cash flows from financing activities:
  Revolver borrowings (repayments), net                                8
  Proceeds from notes and mortgages                                  369
  Principal payments on notes and mortgages                         (353)
  Proceeds from issuing common stock                                   0
  Payment of preferred stock dividends                                 0
-------------------------------------------------------------------------------
Net cash provided by financing activities                             24
-------------------------------------------------------------------------------
Net increase in cash and cash equivalents                          1,072
Cash and cash equivalents at beginning of period                   1,418
-------------------------------------------------------------------------------
Cash and cash equivalents at end of period                        $2,490
===============================================================================

(1)Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.